                                                                 Exhibit 10.2(B)


                                                              ------------------
                                                                    DRAFT
                                                              ------------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated July 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-6 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and CitiMortgage, Inc. ("CitiMortgage") as master servicer of the Banc of America Funding 2007-6 Trust.

     WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the "Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to the mortgage loans listed on Exhibit A hereto (the "Mortgage Loans");

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans listed on Exhibit A hereto in accordance with that certain Servicing Agreement, dated as of July 1, 2006 (the "Servicing Agreement"), by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, CitiMortgage, as a master servicer (in such capacity, the "Master Servicer") and Citibank, N.A., a national banking association, as securities administrator (in such capacity, the "Securities Administrator"), are entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 7 of this Agreement, for the benefit of the Assignee. Wells Fargo Bank acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, and
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the date hereof.

     6. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by deleting the definition of "Principal Prepayment Period" and replacing it with the following:

          "The  calendar  month   preceding  the  month  in  which  the  related
          Remittance Date occurs."

     b.   Section 4.03. Section 4.03 is hereby modified to read as follows:

          "Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 herein), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable."

     c. Section 4.10. Section 4.10 is hereby modified by inserting in the third paragraph after "shall" the words, "use reasonable efforts to" and by deleting the following language: "in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security."

     d. Section 4.10. Section 4.10 is hereby further modified by deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     e. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     f. Section 4.23. Section 4.23 is hereby modified by adding to the beginning of the paragraph, the following language:

          "The extent that the Servicer has serviced the Mortgage Loans for a period of sixty (60) days,"

     g.   Section 4.25. Section 4.25 is hereby deleted in its entirety.

     h. Section 5.01. Section 5.01 is hereby modified by deleting "the second Business Day following" from the first sentence of the second paragraph.

     i.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the [_] of each month, the Servicer shall furnish to the Master Servicer a monthly remittance advice, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month containing the information set forth on Exhibit [_] hereto."

          The exhibit referenced in this Section 7(i) is attached to this Agreement as Exhibit B.

     j. Section 6.02, Section 6.02 is hereby modified by amending the second paragraph, after "secured by the Mortgage" in the second line, to add the following language:

          "(other than as a result of modification of the Mortgage Loan or liquidation of the Mortgaged Property pursuant to the terms of this Agreement)"

     k. Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Owner or any Master Servicer and Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor."

     l.   Section 6.06. Section 6.06 is hereby modified by:


          (1) deleting the references to "the Owner, any Master Servicer and any Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor"; and

          (2) inserting the following at the end of the fifth full paragraph therein:

          "Neither the Owner nor any Depositor or Master Servicer will request delivery of a certification under clause (d) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans."

     m.   Section 9.01. Section 9.01 is hereby modified by:

          (1) modifying Section 9.01(g)(iii) to read as follows:

          "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

               (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          (iv) The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."; and

          (2) modifying Section 9.01(k) by deleting the word "Investor" and replacing it with "party designated by the Owner"

     n.   Section 10.01. Section 10.01 is hereby modified by:

          (1) replacing the word "sixty (60)" with "thirty (30)" in Section 10.01(b) and inserting the following thereafter:

          "(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten (10))"; and

          (2) replacing the word "fifteen (15)" with "ten (10)" in Section 10.01(j).

     o.   Exhibit D. Exhibit D is hereby deleted in its entirety.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:

                      U.S. Bank National Association
                      209 S. LaSalle Street,
                      Suite 300 Chicago, Illinois 60604
                      Attention: Structured Finance Trust Services, BAFC 2007-6

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                      Banc of America Funding Corporation
                      214 North Tryon Street
                      Charlotte, North Carolina 28255
                      Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:

                      CitiMortgage, Inc.
                      4000 Regent Blvd., 3rd Floor
                      Irving, Texas 75063
                      Attention: Master Servicing Division

     Wells Fargo Bank's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:

                      Wells Fargo Bank, N.A.
                      1 Home Campus
                      Des Moines, IA  50328-0001
                      Attention :  John B. Brown, MAC X2302-033
                      Facsimile:  (515) 324-3118

     9. All remittances by Wells Fargo Bank shall be made to the account or accounts designated by the Master Servicer to Wells Fargo Bank in writing from time to time. Wire remittances shall initially be sent to the following wire instructions:


                      Bank Name:         CitiBank (West)
                      Bank City/State:   Glendale, CA
                      ABA Number:        321171184
                      Account Name:      CMI MSD Clearing
                      Account Number:    #070-4913896

     10. Wells Fargo Bank hereby acknowledges that CitiMortgage. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo

Bank, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer. Wells Fargo Bank agrees to provide the Master Servicer with the data outlined in Exhibit B.

     11. Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment
Penalties  collected  by Wells  Fargo  Bank  shall  be  remitted  to the  Master
Servicer.

     12. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreement or the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                     Bank of America, National Association,
                                     as Assignor


                                     By:    /s/ Bruce W. Good
                                        -----------------------------------
                                     Name:  Bruce W. Good
                                     Title: Principal


                                     U.S. Bank National Association,
                                     as Assignee


                                     By:    /s/ Melissa A. Rosal
                                        -----------------------------------
                                     Name:  Melissa A. Rosal
                                     Title: Vice President


                                     Banc of America Funding Corporation


                                     By:    /s/ Scott Evans
                                        --------------------------------
                                     Name:  Scott Evans
                                     Title: Senior Vice President


                                     Wells Fargo Bank, N.A., as servicer


                                     By:    /s/ Laurie McGoogan
                                        -------------------------
                                     Name:  Laurie McGoogan
                                     Title: Vice President


                                     CitiMortgage, Inc., as Master Servicer


                                     By:    /s/ Tommy R. Harris
                                         ------------------------
                                     Name:  Tommy R. Harris
                                     Title: Senior Vice President



       [Assignment, Assumption and Recognition Agreement for BAFC 2007-6]

                                    EXHIBIT A

                           Schedule of Mortgage Loans



        [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on July 30, 2007, with a filing date of July 30, 2007 and accession number 0001379434-07-000132.]

                                    EXHIBIT B

                SERVICER INSTRUCTIONS FOR SETUP & IMPLEMENTATION

Data Elements File
------------------

Servicers post default data on the MSD (master servicing division) website by the [_] business day of each month, using a text file format. The data consist of dates, amounts and codes housed in the servicer's default tracking system.

Specific data elements that servicers should capture are:

DATA DESCRIPTION                                                     UPDATE CODE
--------------------------------------------------------------------------------
Forbearance - Date Forbearance Plan Accepted                               002
Forbearance - Date Forbearance Agreement Expired                           003
Forbearance - Next Payment Due Date                                        070
Forbearance - Plan Due Date (Contractual Due Date)                         071
Bankruptcy - Filing Date                                                   004
Bankruptcy - Chapter                                                       005
Bankruptcy - Case Number                                                   006
Bankruptcy - Post Petition Due Date                                        007
Bankruptcy - Motion for Relief - Filed Date                                008
Bankruptcy - Motion for Relief - Stay Lifted Date                          009
Bankruptcy - Discharge Date                                                010
Bankruptcy - Dismissal Date                                                011
Bankruptcy - Plan Confirmation Date                                        065
Bankruptcy - Attorney Referral Date                                        066
Bankruptcy - Proof of Claim Filing Date                                    067
Bankruptcy - Payment Plan Start Date                                       068
Bankruptcy - Payment Plan End Date                                         069
Preforeclosure Sale - Insurer Approval Received                            012
Preforeclosure Sale - Closing / Sale Held                                  014
FNMA Delinquent Status Code                                                016
FNMA Delinquent Reason Code (Reason for Default)                           017
Deed-in-Lieu - Deed Recorded Date                                          018
Foreclosure - Date Recommendation Sent to MSD                              019
Foreclosure Type - If Judicial, Transmit J1 (leave blank if non-judicial)  021
Foreclosure - Attorney Referral Date                                       022
Foreclosure - First Legal Date                                             023
Foreclosure - Sale Scheduled Date                                          024
Foreclosure - Sale Held Date                                               025
Foreclosure - Date Sale Results Sent to MSD                                026
Foreclosure - Post Sale Redemption Date                                    027
Property Vacant - Transmit Y for Yes, N for No                             028
Eviction - Date Initiated                                                  029

Eviction - Date Completed                                                  030
REO - Sale Scheduled Date                                                  031
REO - Sale Held Date                                                       032
REO - Sale Amount                                                          033
MI - Claim Filed Date (Conventional Loans)                                 034
MI - Claim Filed Amount (Conventional Loans)                               035
MI - Claim Paid Date (Conventional Loans)                                  036
MI - Claim Paid Amount (Conventional Loans)                                037
FHA - Partial Claim Filed Date                                             038
FHA - Partial Claim Filed Amount                                           039
FHA - Partial Claim Paid Date                                              040
FHA - Partial Claim Paid Amount                                            041
FHA - Final Claim Filed Date                                               042
FHA - Final Claim Filed Amount                                             043
FHA - Final Claim Paid Date                                                044
FHA - Final Claim Paid Amount                                              045
VA - Partial Claim Filed Date                                              046
VA - Partial Claim Filed Amount                                            047
VA - Partial Claim Paid Date                                               048
VA - Partial Claim Paid Amount                                             049
VA - Final Claim Filed Date                                                050
VA - Final Claim Filed Amount                                              051
VA - Final Claim Paid Date                                                 052
VA - Final Claim Paid Amount                                               053
VA Refund - Date VA Approved / Accepted                                    054
Pool - Claim Filed Date                                                    055
Pool - Claim Filed Amount                                                  056
Pool - Claim Paid Date                                                     057
Pool - Claim Paid Amount                                                   058
Statement of Mortgage Accounts                                             059
Summary of Paid-In-Full Remittance Report                                  060
Consolidation of Remittance Reports                                        061
Private Pool Detail Report                                                 062

Each data element is assigned an Update Code. This code is filtered through a codes table in CitiMortgage's default system during file upload that directs the data to the appropriate field on our system. Each data element per loan in the servicer's electronic file must have an update code assigned to it in order to upload into our system correctly.

Servicer File Setup
-------------------
The servicer's data extract is a comma-delimited rich text file (RTF). The file is set up in rows of one data element per loan. Each row contains the following 4 data elements:

MSD Loan Number:  CitiMortgage  Master  Servicing's  loan number  Servicer  Loan
Number

Update Code: 3 digits, with preceding zeroes as indicated above

Data: the default date, amount or code corresponding to the loan number

Note: Dates must be submitted in a DD-MMM-YYYY format (2 numeric characters for the day of the month, 3 alpha characters for the first 3 letters of the month, and 4 numeric characters for the given year).

         Here is a sample of how these rows of data should appear:

         021046955,496265,004,12DEC2003
         021046955,496265,005,13
         021046955,496265,007,01JAN2004
         420221154,784456,022,27DEC2003

In this example, the first 3 rows of data correspond to bankruptcy filing date, bankruptcy chapter, and bankruptcy post petition due date for loan 021046955. The last row of data represents the foreclosure attorney referral date for 420221154. Leave no spaces between commas in a row and sort the extract by MSD loan number.

Sending the Data Elements File
------------------------------
Data extracts should be posted on the MSD website. Files are due monthly by the third business day. Questions concerning setup of file or for troubleshooting issues, please contact Don Littlefield at (469) 220-0953 or via e-mail at don.b.littlefield@citi.com. Also please contact Don prior to your first month's posting to make sure he has set your company up for with the ability to Post data to the website.

MSD Website address: www2.citimortgage.com/msd

Servicer Comments File
----------------------
To support the reporting process through ADR, servicer's also will simultaneously develop a default comment file that will transmit and upload into our system in the same way as the data extract file. The purpose of this transmission is to minimize manual comment updates at loan-level.

Like the Data Elements file, the ADR Comment File is comma-delimited. It contains the following data:

           CitiMortgage MSD's Loan Number
           Servicer Loan Number
           Default Stage (3 Character Code)
           Comment Date
           Comment (Text)

The default stage listed pertains to one of six major stages in the default process:

Stage             Code             Description
-------------------------------------------------------------------------------
Bankruptcy        BNK              Active bankruptcy status.
Foreclosure       FOR              Active foreclosure status.
Loss Mitigation   LMT              Mortgagor workout measures are in progress.
Claims            CLM              Active claim (post foreclosure) in progress.
REO               REO              Active REO status (property being marketed).
Default                            DEF Delinquencies not fitting the
                                   above categories (usually 30, 60 or
                                   90 day delinquencies).

In programming the file, servicers should categorize comments into one of the 6 stages listed above. Rows in the comment file would look like this:

021046955,496265,BNK,07-16-2004,"Motion     for    Relief    filed     7/10/04."
300001702,621111,LMT,07-11-2004,"Modification          started          7/5/04."
420221154,784456,FOR,07-07-2004,"File referred to attorney 7/2/04."

Servicers should submit the Comments file simultaneously with the Data Elements file each month. The Comments file should be in a CSV format.

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



                                   APPENDIX I
                                   ----------

                               Servicing Agreement
                               -------------------

   [Included as Exhibit 10.2(A) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]


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